                                                                      Exhibit 21

                          NABISCO HOLDINGS CORP.
                                   AND
                              NABISCO, INC.

                                                                    Date of       Place of
Name of Subsidiary                                                Incorporation  Incorporation
-------------------------------------------------------------------------------------------------
Nabisco, Inc.                                                     Feb 03,  1898  New Jersey
Airco IHC, Inc.                                                   Mar 22,  1989  Delaware
A/O Nabisco *                                                     Aug 16,  1994  Russia
Arrimo Fomento Comercial Ltda. *                                  Oct 27,  1987  Brazil
Beech-Nut Life Savers (Panama) S.A.                               Jul 12,  1963  Panama
Beijing Nabisco Food Company Ltd. (91.9%)                         Mar 16,  1995  China
Carnes y Conservas Espanolas, S.A. (CARCESA)                      Dec 02,  1975  Spain
Cartera e Inversiones S.A.*                                       Mar 05,  1979  Peru
Comercial Benut, S.A. de C.V. **                                  Mar 16,  1977  Mexico
Compania Venezolana de Conservas C.A. (COVENCO)                   Jul 25,  1969  Venezuela
Consiber, S.A.                                                    Mar 31,  1979  Spain
Covenco Holding C.A.                                              Nov 26,  1991  Venezuela
Dely, S.A.                                                        Dec 18,  1960  Guatemala
Distribuidora Pan Americana, S.A.                                 Oct 22,  1974  Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)                     Dec 20,  1929  Argentina
Exhold Limited *                                                  Oct 03,  1989  Liberia
Fleischmann Corporation, The                                      Nov 02,  1929  Delaware
Fleischmann International, Inc.                                   Nov 20,  1944  Delaware
Fleischmann Peruana Inc.                                          Sep 01,  1939  Delaware
Fleischmann Uruguaya S.A.                                         Mar 09,  1961  Uruguay
Freezer Queen Foods (Canada) Limited                              Nov 03,  1967  Ontario, Canada
Fulmer Corporation Limited                                        May 15,  1981  Bahamas
Galletas Artiach, S.A.                                            Jul 23,  1932  Spain
Galletas Fontaneda, S.A.                                                         Spain
GelatinaSS Ecuatorianas S.A. (66.7%)                              Nov 21,  1978  Ecuador
Grupo Gamesa, S.A. de C.V. (1%)                                   Jul 29,  1981  Mexico
Hanover Servicing, Inc.                                           Apr 13,  1992  Delaware
Hervin Company, The                                               May 28,  1965  Oregon
Hervin Holdings, Inc.                                             Mar 29,  1988  Delaware
Industria de Colores y Sabores S.A. *                             Jun 21,  1967  Colombia
Industria de Laticinios Gloria Ltda. *                            Jan 18,  1978  Brazil
Industria e Comercio de Produtos Alimenticios Cerqeirense Ltda.   May 11,  1971  Brazil
Industrias Alimenticias Maguary Ltda.                             May 07,  1953  Brazil
Iracema Industrias de Caju Ltda                                   Aug 08,  1978  Brazil
Jupiter Produtos Alimenticios Ltda.                               Mar 02,  1962  Brazil
Knox Company, The                                                 Dec 30,  1991  New Jersey


   *  Inactive                                                 Page 1
  **  In Liquidation                                           SUB-1998-NHC
 ***  Partnership/Joint Venture/Trust                          December 31, 1998
****  Nameholder

                             NABISCO HOLDINGS CORP.

                                                                    Date of       Place of
Name of Subsidiary                                                Incorporation  Incorporation
-------------------------------------------------------------------------------------------------
Landers Centro Americana Fabricantes de Molinos Marca "Corona",
  S.A. de C.V. (95%) **                                           Jan 09,  1979  Honduras
Landers y Cia, S.A.                                               Oct 01,  1951  Colombia
Leite Gloria do Nordeste S.A.                                     May 16,  1968  Brazil
Life Savers Manufacturing, Inc.                                   Apr 21,  1976  Delaware
Lowney Inc.                                                       Jan 01,  1983  Federal, Canada
Marbu, S.A.                                                       Oct 26,  1967  Spain
Merola Finance B.V. *                                             May 09,  1995  Netherlands
MEX Holdings, Ltd.                                                Nov 27,  1991  Delaware
NABEC, S.A.                                                       Nov 17,  1982  Ecuador
Nabisco Arabia Co. Ltd. *** (75%)                                 Jan 29,  1996  Saudi Arabia
Nabisco Argentina S.A.                                            Mar 14,  1994  Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.                     Dec 21,  1988  Delaware
Nabisco Biscuit Manufacturing (West), Inc.                        Dec 21,  1988  Delaware
Nabisco Brands Company                                            Aug 01,  1995  Delaware
Nabisco Brands Holdings Denmark Limited                           Apr 17,  1989  Liberia
Nabisco Brands Nominees Limited *                                 Aug 22,  1983  England
Nabisco Brazil, Inc.                                              May 10,  1990  Delaware
Nabisco Caribbean Export, Inc.                                    Jun 13,  1984  Delaware
Nabisco/Cetus Food Biotechnology Research Partnership (80%) ***   Mar 01,  1984  Delaware
Nabisco (China) Limited                                           Aug 29,  1995  China
Nabisco Chongqing Food Company Ltd. *                             Mar 01,  1995  China
Nabisco de Nicaragua, S.A. (60%)                                  Dec 10,  1965  Nicaragua
Nabisco Direct, Inc.                                              Aug 23,  1995  Delaware
Nabisco Dominicana, S.A.                                          Dec 11,  1995  Dom. Repub.
Nabisco England IHC, Inc.                                         Mar 29,  1989  Delaware
Nabisco Enterprises IHC, Inc.                                     Mar 22,  1989  Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.              Oct 28,  1992  Spain
Nabisco Financing I, Inc.                                         July 13, 1998  Delaware
Nabisco Financing II, Inc.                                        July 13, 1998  Delaware
Nabisco Food (Suzhou) Co. Ltd.                                    Mar 16,  1995  China
Nabisco Group Ltd.                                                Jun 02,  1995  Delaware
Nabisco Holdco, Inc.                                              July 13, 1998  Delaware
Nabisco Holdings I B.V.                                           May 03,  1996  Netherlands
Nabisco Holdings II B.V.                                          May 28,  1996  Netherlands
Nabisco Holdings IHC, Inc.                                        Mar 22,  1989  Delaware
Nabisco Hong Kong Limited                                         Apr 12,  1994  Hong Kong
Nabisco Iberia Lda.                                               Dec 23,  1916  Portugal
Nabisco Iberia, S.L. (98.06%)                                     Jul 15,  1993  Spain
Nabisco, Inc. Foreign Sales Corporation                           Dec 17,  1991  US Virgin Is.
Nabisco International, Inc.                                       Jul 29,  1947  Delaware
Nabisco International Limited                                     Dec 11,  1987  Nevada
Nabisco International M.E./Africa L.L.C. (49%)                                   Dubai, U.A.E.
Nabisco International Market Development Group, Inc.              Mar 22,  1989  Delaware
Nabisco International, S.A.                                       Nov 26,  1953  Panama
Nabisco Investments, Inc.                                         Mar 22,  1989  Delaware


   *  Inactive                                                 Page 2
  **  In Liquidation                                           SUB-1998-NHC
 ***  Partnership/Joint Venture/Trust                          December 31, 1998
****  Nameholder

                             NABISCO HOLDINGS CORP.

                                                                    Date of       Place of
Name of Subsidiary                                                Incorporation  Incorporation
-------------------------------------------------------------------------------------------------
Nabisco (Jamaica) Limited                                         June 16, 1998  Jamaica
Nabisco Korea Ltd.                                                Feb. 10, 1998  Korea
Nabisco Ltd-Nabisco Ltee                                          Jan 01,  1993  Federal, Canada
Nabisco Music Publishers, Inc.                                    Mar 24,  1986  Delaware
Nabisco Music Ventures, Inc.                                      Mar 24,  1986  Delaware
Nabisco (New Zealand) Limited ****                                Mar 30,  1990  New Zealand
Nabisco Overseas Financing, Inc.                                  July 15, 1998  Delaware
Nabisco Partnership***                                            July 15, 1998  Delaware
Nabisco Peru S.A.                                                 Jan 28,  1972  Peru
Nabisco Philippines, Inc.                                         Oct 14,  1997  Philippines
Nabisco Preferred, Inc. (90%)                                     July 15, 1998  Delaware
Nabisco Royal Argentina LLC                                       Sept 10, 1998  Delaware
Nabisco Royal Chile Limitada                                      Mar 22,  1978  Chile
Nabisco Royal de Honduras, S.A.                                   Jul 22,  1982  Honduras
Nabisco Royal del Ecuador, S.A.                                   Sep 16,  1977  Ecuador
Nabisco Royal, Inc.                                               Sep 21,  1951  New York
Nabisco Royal Panama, S.A.                                        Mar 07,  1979  Panama
Nabisco S.A. de C.V. (99%)                                        Jun 15,  1992  Mexico
Nabisco S.L.                                                      Jan 18,  1989  Spain
Nabisco South Africa (Proprietary) Limited (49%)                  Jan 02,  1945  South Africa
Nabisco Taiwan Corporation                                        May 27,  1996  Taiwan
Nabisco Technology Company                                        Dec 13,  1996  Delaware
Nabisco Thailand Limited                                          Oct 01,  1997  Thailand
Nabisco Trading AG                                                Aug 02,  1960  Switzerland
Nabisco Tunisia S.A.                                              Jul 02,  1976  Tunisia
Nabisco Venezuela, C.A.                                           Nov 26,  1991  Venezuela
National Biscuit Company ****                                     Jan 17,  1971  Delaware
Planters & Biscuits Co.                                           Jan 01,  1997  Russia
Posto Apolo Ltda.                                                 Dec 05,  1984  Brazil
Produtos Alimenticios Pilar Ltda.                                 June 23, 1934  Brazil
Productos Alimenticios Royal S.A.                                 Jan 01,  1966  Costa Rica
Productos Confitados Salvavidas de Guatemala, S.A.                Jul 03,  1974  Guatemala
Productos Mayco S.A.I.C.I.F.                                      May 11,  1962  Argentina
Productos Royal S.A. *                                            Dec 27,  1977  Argentina
Produtos Alimenticios Fleischmann e Royal Ltda.                   Nov 28,  1964  Brazil
PT Nabisco Foods (70%)                                            Mar 25,  1995  Indonesia
Ritz Biscuit Company Limited ****                                 Sep 28,  1989  England
Royal Beech-Nut (Nambia) (Pty) Ltd.*                              Aug 08,  1989  South Africa
Royal Holding C.A.                                                Nov 26,  1991  Venezuela
Royal Productos Alimenticios, C.A.                                Jul 26,  1971  Venezuela
Salvavidas S. de R.L. de C.V. **                                  Mar 30,  1967  Mexico
Stella D'oro Biscuit Co., Inc.                                    Jan 02,  1948  New York
Tevalca Holding C.A.                                              Nov 26,  1991  Venezuela
Transapolo-Transportes Rodoviarios Apolo Ltda.                    Oct 24,  1984  Brazil
20th Century Denmark Limited                                      Mar 06,  1990  Liberia
West Indies Yeast Company Limited (72%)                           Nov 29,  1965  Jamaica
Yili-Nabisco Biscuit & Food Company Limited (51%) ***             Jan 29,  1985  China


   *  Inactive                                                 Page 3
  **  In Liquidation                                           SUB-1998-NHC
 ***  Partnership/Joint Venture/Trust                          December 31, 1998
****  Nameholder